Exhibit 99.1

INVESTOR PRESENTATION APRIL 2024

O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N 2 TABLE OF CONTENTS Diversified Tenant Base Financial Summary Operational Metrics Growth Positioned Balance Sheet Mortgage Debt Maturities Lease Maturity Profile Stable Occupancy Acquisition Track Record Recent Acquisitions Opportunistic Dispositions 10 11 12 13 14 15 16 17 18 19 PAGE DESCRIPTION PAGE DESCRIPTION 20 Recent Mortgages 2 Table of Contents Case Studies: 3 Safe Harbor Disclosure 21 Acquisition – Blythewood, SC 4 Company Overview 22 Acquisition – Northwood, OH 5 Experienced Management Team 23 Disposition – Applebee’s Portfolio 6 Attractive Portfolio Fundamentals 24 Leasing – Louisville, KY 7 Portfolio Detail 25 Leasing – Indianapolis, IN 8 Industrial Focused Portfolio 26 Summary 9 Diversified Portfolio APPENDICES Top Tenant Profiles: FedEx Havertys Furniture Northern Tool & Equipment NARDA Holdings, Inc. LA Fitness GAAP Reconciliation to FFO & AFFO Non - GAAP Financial Measures 29 30 31 32 33 35 36 2

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 3 3 SAFE HARBOR This presentation contains certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E o f the Securities Exchange Act of 1934 , as amended . We intend such forward - looking statements to be covered by the safe harbor provision for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions . Forward - looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “could,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions or variations thereof and include, without limitations, statements regarding our future estimated rental income, funds from operations, adjusted funds from operations and our dividend . You should not rely on forward - looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect our results of operations, financial condition, cash flows, performance or achievements . Uncertainties, risks and factors which may cause actual results to differ materially from current expectations are contained in our SEC filings, and, in particular, the sections of our Annual Report on Form 10 - K for the year ended December 31 , 2023 , and Quarterly Reports on Form 10 - Q filed thereafter captioned “Risk Factors”, “Cautionary Note Regarding Forward Looking Statements”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” . Copies of the SEC filings may be obtained from us or the SEC . We do not undertake to publicly update or revise any forward - looking statements included in this presentation, whether as a result of new information, future events or otherwise .

4 1. Real Estate fundamentals focused company 2. Disciplined track record through economic cycles 3. Strong emphasis on industrial properties 4. Alignment of interest – significant insider ownership COMPANY OVERVIEW

EXPERIENCED MANAGEMENT TEAM

Patrick J. Callan, Jr.
President & CEO

- Chief Executive Officer since 2008, President since 2006, Director since 2002
- Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie
- Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio

Lawrence G. Ricketts, Jr.
EVP & COO

- Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999)
- Over $3 billion of transaction experience in acquisitions, dispositions and financings

Isaac Kalish, CPA
SVP & CFO

- Chief Financial Officer since 2023 and Senior Vice President since 2022 and Vice President from 2013 through 2022
- Vice President and Treasurer of BRT Apartments Corp. (NYSE: BRT) since 2013 and 2014, respectively, and Senior Vice President since 2022
- Treasurer of the managing general partner of Gould Investors L.P. since 2013

David W. Kalish, CPA
SVP - Financial

- Senior Vice President – Finance since 2023
- Senior Vice President and Chief Financial Officer from 1990 through 2023.
- Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990

Matthew J. Gould
Chairman

- Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011
- Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004
- Chairman/Manager of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012

Fredric H. Gould
Vice Chairman

- Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013
- Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984
- Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
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ATTRACTIVE PORTFOLIO FUNDAMENTALS[(1)]

Total Square Footage	10.9 M
Number of Properties	110
Current Occupancy	98.8%
Contractual Rental income [(2)]	$71.5 M
Average Lease Term Remaining	5.5 Years



Cosentino North America – Savannah, GA



FedEx Ground – Lowell, AR (Northwest Arkansas MSA)

(1) Information presented as of December 31, 2023, including two properties owned by unconsolidated joint ventures.

(2) Our 2024 contractual rental income represents, after giving effect to any abatements, concessions, deferrals or adjustments, the base rent payable to us in 2024 through the stated expiration of such leases, under leases in effect at December 31, 2023. Our 2024 contractual rental income includes an aggregate of $2.9 million comprised of: (i) $1.3 million based on a negotiated but unsigned lease amendment from a tenant at our Brooklyn, New York office property, (ii) $1.2 million from Regal Cinemas, as to which there is uncertainty as to its collectability, (iii) $325,000 representing the base rent payable by Dick's Sporting Goods (Champaign, Illinois) in the twelve months ending December 31, 2024, although such lease is subject to termination by the landlord or tenant upon 90 days' notice and (iv) $120,000 from the LA Fitness lease in Hamilton, Ohio which terminates May 1, 2024. Our 2024 contractual rental income excludes, subject to the property generating specified levels of positive operating cash flow, $1.3 million of estimated variable lease payments from The Vue, a multi-family complex which ground leases the underlying land from us and as to which there is uncertainty as to when and whether the tenant will resume paying rent

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INVESTOR PRESENTATION 6

% of 2024 Contractual Rental Income 2024 Contractual Rental Income (1) Number of Properties Type of Property 65.9% $47,114,698 55 Industrial 15.8 11,308,659 28 Retail – General 5.7 4,039,571 10 Retail – Furniture 2.9 2,085,527 5 Retail – Office Supply 3.7 2,645,989 3 Health & Fitness 2.7 1,908,522 3 Other (2) 1.7 1,211,161 4 Restaurants 1.6 1,176,619 2 Theater 100.0% $71,490,746 110 Total: (1) See “ - Attractive Portfolio Fundamentals” for explanation of 2024 Contractual Rental Income (2) Other is comprised of a veterinary hospital, an office and a ground lease for The Vue, an apartment complex PORTFOLIO DETAIL 7 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

INDUSTRIAL FOCUSED PORTFOLIO (1) 35.1% 40.1% 48.7% 55.4% 57.0% 57.3% 63.3% 0% 20% 40% 60% 2017 2018 2019 2020 2021 2022 2023 % of Industrial Rental Income, Net (2) (1) For the years ended December 31 (2) Rental Income, net in accordance with Financial Accounting Standards Board Accounting Standards Codification 842 28 36 44 46 49 54 55 0 10 20 30 40 50 60 2017 2018 2019 2020 2021 2022 2023 Industrial Properties Owned 8 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

HIGHEST STATE CONCENTRATION BY 2024 CONTRACTUAL RENTAL INCOME % 2024 Contractual Rental Income 2024 Contractual Rental Income Number of Properties State 12.0% $ 8,543,490 8 South Carolina 9.2 6,558,674 7 New York 7.9 5,623,532 7 Texas 7.5 5,394,302 5 Pennsylvania 5.3 3,763,401 4 New Jersey 41.9% $29,883,399 31 ⬥ Geographically diverse footprint ⬥ Own 110 properties in 31 states ⬥ Strong markets drive value PROPERTY LISTINGS I N D U S T R I A L 55 Properties 25 States 8,523,115 SF R E TA I L 43 Properties 20 States 1,658,895 SF O T H E R (1) 12 Properties 8 States 715,644 SF (1) Other consists of the following property types: Restaurant, Health & Fitness, Theater, Apartments, Office and Other. DIVERSIFIED PORTFOLIO 9 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

% of 2024 Contractual Rental Income 2024 Contractual Rental Income Number of Locations Top Tenants 5.5% $3,920,264 6 FedEx (NYSE: FDX) 4.7 3,375,585 8 Havertys Furniture Companies, Inc. (NYSE: HVT) 4.3 3,083,895 1 Northern Tool & Equipment 4.1 2,946,308 1 NARDA Holdings, Inc. 3.7 2,645,989 3 LA Fitness International, LLC 22.3% $15,972,041 19 Total: DIVERSIFIED TENANT BASE 10 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

Campania International / U.S. Tape – Philadelphia, PA Applied Control Equipment – Denver, CO $475.4 M Market Cap (1) 21.3 M Shares Outstanding (1) 25.4% Insider Ownership (2) $1.80 Current Annualized Dividend 8.0% Dividend Yield (3) FINANCIAL SUMMARY (1) Market cap is calculated using the shares outstanding and the closing OLP stock price of $22.37 at April 3, 2024 (2) Calculated as of April 1, 2024 (3) Calculated using the closing OLP stock price of $22.37 at April 3, 2024 11 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

OPERATIONAL METRICS (1)(2) $1.90 $1.98 $1.95 $1.99 $1.80 $2.00 2020 2021 2022 2023 Historical AFFO Per Share AFFO Payout (3) 95% 2020 92% 2021 91% 2022 90% 2023 (1) For the years ended December 31 (2) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to AFFO per diluted share, may be found at the end of this presentation (3) Impacting the changes in the AFFO payout ratio are distributions of gains on property sales, which gains are excluded from the calculation of AFFO 12 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

$944.3 M Gross Assets (1) 44.7% Total Debt/Gross Assets (2) 100.0% Fixed Rate Debt 1.7 to 1.0 Debt Service Coverage Ratio (3) 1.5 to 1.0 Fixed Charge Coverage Ratio (3) 90.0% AFFO Payout Ratio BALANCE SHEET – POSITIONED FOR GROWTH AS AT DECEMBER 31,2023 ⬥ Liquidity available to acquire in excess of an estimated $ 250 million of properties as of April 3, 2024 ⬥ $100.0 million available on our Line of Credit, subject to borrowing base requirements, as of April 3, 2024 (1) Gross assets represent total assets plus accumulated depreciation of $182.7 million (2) Total debt excludes unamortized deferred financing costs and intangible mortgage assets (i.e ., $3.4 million and $804,000, respectively) (3) Calculated in accordance with the terms of our credit facility 13 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

MORTGAGE DEBT MATURITIES AS AT DECEMBER 31, 2023 ⬥ Weighted average interest rate of 4.31% on fixed rate debt ⬥ There is approximately $11.9 million ($0.56 per share) of scheduled amortization of mortgages for the year ending December 31, 2024 $30.8 $19.2 $38.5 $30.2 $0 $40 $80 $49.9 (1) $120 $160 $200 2026 2027 2028 2029 & Beyond ($ in millions) BALLOON PAYMENTS DUE FOR THE YEAR ENDING DECEMBER 31, $168.6 2024 2025 (1) The Company refinanced $23.7M as of March 31, 2024. 14 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

Approximate Square Feet Subject to Expiring Leases (1) % of 2024 Contractual Rental Income Represented by Expiring Leases 2024 Contractual Rental Income Under Expiring Leases Number of Expiring Leases Year Ending December 31, 647,889 3.6 $ 2,575,111 15 2024 674,357 7.8 5,544,810 16 2025 1,007,595 8.7 6,229,965 19 2026 2,205,521 20.4 14,602,065 36 2027 1,442,680 13.8 9,831,127 22 2028 1,288,812 10.1 7,230,309 14 2029 625,026 9.3 6,679,464 13 2030 864,358 6.0 4,320,061 7 2031 325,456 4.6 3,250,054 9 2032 860,631 10.5 7,533,634 10 2033 829,976 5.2 3,694,146 8 2034 & Beyond 10,772,301 100.0% $71,490,746 169 LEASE MATURITY PROFILE (1) Excludes an aggregate of 125,353 square feet of vacant space . 15 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

STABLE OCCUPANCY (1)(2) At March 31, 2024: Occupancy – 98.4% 98.6% 98.3% 97.3% 99.3% 97.8% 96.8% 97.0% 97.9% 98.4% 98.8% 80.0% 90.0% 100.0% 2019 2020 2021 2022 2023 2014 2015 2016 2017 2018 (1) As at December 31 (2) Based on square footage, including 100% of our unconsolidated joint ventures 16 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

ACQUISITION TRACK RECORD $118.6 17 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N $43.2 $79.5 $49.3 $28.3 $24.3 $56.5 $13.4 $0 $20 $40 $60 $80 $100 $120 2016 2017 2018 2019 2020 2021 2022 2023 ($ in millions) ACQUISITIONS PER YEAR

RECENT ACQUISITIONS (1) (1) See “ - Recent Mortgages” for concurrent or subsequent financing on certain properties (2) Yield represents the annualized straight - line rent over the remaining term of the lease, divided by the purchase price Yield (2) Purchase Price (in ‘000s) Current Lease Expiration State MSA Tenant (or d/b/a) Property Type Date Acquired 6.0% $13,400 01/31/25 SC Columbia Constantia Flexibles/Belk, Inc. Industrial 07/13/23 7.3% $ 8,561 12/31/26 - 08/31/27 OH Toledo Oakley Industries/Crown Battery Industrial 11/15/22 6.6% $ 8,629 03/31/27 - 03/31/30 OH Toledo Multi - tenant Industrial 11/15/22 5.7% $ 8,430 06/30/26 KY Lexington Curaleaf, Inc. Industrial 06/17/22 7.0% $ 5,770 03/31/27 - 12/31/27 IL Chicago MTH Enterprises, LLC/Image Media Advertising, Inc. Industrial 05/16/22 5.8% $17,000 07/31/32 GA Dalton Q.E.P., Inc. Industrial 05/12/22 6.2% $ 8,100 07/31/30 FL Fort Myers Conditioned Air Company of Naples, LLC Industrial 01/05/22 18 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

OPPORTUNISTIC DISPOSITIONS

Date Sold	Date Acquired	Property Type	Tenant (or d/b/a)	MSA	State	Gross Sales Price (in '000s)	Net Gain/(Loss) (in '000s)
2024 SALE TO DATE							
03/06/24	02/25/15	Retail	Hacienda Colorado	Lakewood	CO	$ 2,900	$ 1,800[(1)]
2023 SALES							
12/21/23	11/07/96	Retail	Barnes & Noble	Fort Myers	FL	$ 7,300	$ 3,997
12/15/23	04/07/06	Retail	Havertys	Virginia Beach	VA	$ 5,500	$ 1,727
12/15/23	06/15/15	Retail	Various	Manahawkin	NJ	$ 18,250	$ (108)[(2)]
12/07/23	05/17/12	Restaurant	Applebee's	Atlanta	GA	$ 2,903	$ 989
12/05/23	03/12/12	Restaurant	Applebee's	Atlanta	GA	$ 3,758	$ 1,325
12/05/23	03/12/12	Restaurant	Applebee's	Atlanta	GA	$ 3,542	$ 1,256
11/17/23	12/03/13	Restaurant	TGI Fridays	Richmond	VA	$ 3,200	$ 265
11/15/23	01/23/14	Restaurant	Chuck E Cheese	Indianapolis	IN	$ 2,200	$ 226
11/14/23	02/25/15	Land	Raising Canes	Lakewood	CO	$ 3,333	$ 2,177[(3)]
09/20/23	12/03/13	Restaurant	TGI Fridays	Greensboro	NC	$ 3,250	$ 332
05/31/23	04/07/06	Retail	Havertys	Atlanta	GA	$ 6,000	$ 3,180
02/28/23	11/10/05	Restaurant	TGI Fridays	New York	NY	$ 4,200	$ 1,534
				TOTAL – YEAR ENDED DECEMBER 31, 2023		**$63,436**	**$16,900**

(1) Represents 100% of the gain on the sale of a portion of the property owned by a consolidated joint venture in which we have a 90% interest. Our share of the gain was approximately $1.6 million.

(2) Represents our 50% share of the loss on the sale of a property owned by an unconsolidated joint venture. Excludes our 50% share of an impairment charge, or $850,000, recognized during the third quarter of 2023.

(3) Represents 100% of the gain on the sale of a property owned by a consolidated joint venture in which we have a 90% interest. Our share of the gain was $2.0 million.

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RECENT MORTGAGES Interest Rate Mortgage Maturity New Money (in ‘000s) Mortgage Amount (in ‘000s) State MSA Tenant (or d/b/a) Property Type Date Financed/ Refinanced NEW MORTGAGES 4.60% 06/01/29 N/A $ 4,280 SC Columbia Constantia Flexibles/Belk, Inc. Industrial 07/13/23 5.47% 03/01/28 N/A $ 4,800 SC Greenville Transcendia Industrial 02/13/23 $ 9,080 TOTALS REFINANCED MORTGAGES 6.24% 04/01/34 $ 300 $ 6,000 MO St. Louis DSG Industrial 03/04/24 6.14% 02/01/34 $ 3,900 $22,000 PA Royersford Multi - tenant Retail 01/18/24 5.91% 12/01/33 $ 3,900 $ 8,750 IN Indianapolis FedEx Industrial 11/14/23 6.25% 12/01/28 $ 2,000 $ 4,250 NC Durham FedEx Industrial 11/03/23 5.56% 01/01/34 $11,900 $18,650 SC Fort Mill Shutterfly Industrial 06/23/23 $22,000 $59,650 TOTALS 20 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

ACQUISITION CASE STUDY – INDUSTRIAL
CAROLINA PINES II

- In 2023, acquired an industrial building in **Blythewood, SC** (Columbia MSA).
- The **177,040 SF** building is net leased to Constantia Flexibles and Belk, Inc.
- The concrete tilt building was constructed in 2004, features 28' clear and 19 loading doors.
- Located within a quarter mile of Interstate 77.
- In-place rent was more than 20% below market. The existing mortgage was assumed with a below market interest rate.
- Both tenants extended their leases in 2022.

Purchase Price	$ 13,400,000
Mortgage	(4,280,000)
Net Equity Invested	$ 9,120,000
Year 1 Base Rent	$ 796,000
Interest Expense – 4.60%	(195,000)
Net Cash to OLP	$ 601,000
Return on Equity	**6.59%**



Carolina Pines II – Blythewood, SC

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ACQUISITION CASE STUDY – INDUSTRIAL
MULTI-TENANT WAREHOUSE PORTFOLIO

- In **2022**, acquired two warehouses in **Northwood, OH** (Toledo MSA).
- The concrete tilt buildings were constructed in 1999 and 2001, features 24'-26' clear, 34 total loading doors, and ample parking.
- The two buildings total **250,490 SF** and are net leased to 7 tenants. The portfolio is anchored by Oakley Industries Sub Assembly Division, Inc., which leases 44% of the GLA.
- Upon acquisition, the average in-place rent per square foot was $4.55/SF. Renewals are currently being completed north of $7/SF, representing a 54% increase.
- The existing mortgage was assumed with a below market interest rate.
- Four existing tenants, representing 74% of GLA, have renewed their leases since 2022.

Purchase Price	$ 17,190,000
Mortgage	(6,034,000)
Net Equity Invested	$ 11,156,000
Year 1 Base Rent	$ 1,150,000
Interest Expense – 3.57%	(212,000)
Net Cash to OLP	$ 938,000
Return on Equity	**8.41%**



Multi-Tenant Warehouse Portfolio – Northwood, OH

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DISPOSITION CASE STUDY – RESTAURANTS APPLEBEE’S PORTFOLIO In 2012, acquired a portfolio of four casual dining restaurants in the Atlanta MSA . The four properties total 19 , 723 SF and are net leased to a franchise operator of Applebee’s Neighborhood Grill + Bar . The properties were strategically located in the suburbs of Atlanta, GA. These locations include Carrollton, Cartersville, Lawrenceville, and Kennesaw. Three of the four properties sold in December 2023 for $10.2 million . The last location is under contract to sell for $2.8 million . Sale of the three properties resulted in a GAAP gain to OLP of $3.6 million . Applebee’s Portfolio – Atlanta MSA $ 10,908,000 Purchase Price $ 13,037,000 Gross Sales Price (1) 13.55% Internal Rate of Return to OLP (1) Includes one property under contract for sale for $2.8 million 23 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

LEASING CASE STUDY – INDUSTRIAL
HD SUPPLY FACILITIES MAINTENANCE, LTD.

- Industrial building in **Louisville, KY** acquired in 2015.
- The functional warehouse was constructed in 1974, features 16'-20' clear and has 18 loading doors.
- The **125,370 SF** building is net leased to HD Supply Facilities Maintenance, Ltd which has occupied the property since 2013.
- The tenant is a wholly owned subsidiary of The Home Depot (NYSE: HD).
- **In 2023**, the tenant **extended** their lease with a **26% increase in rent**. The lease calls for 4% annual increases.

Purchase Price	$ 4,400,000
Current Base Rent	$ 621,000
Return on Equity	**14.11%**



HD Supply Facilities Maintenance, Ltd. – Louisville, KY

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LEASING CASE STUDY – INDUSTRIAL
FEDERAL EXPRESS CORPORATION

- Industrial building in **Indianapolis, IN** acquired in 2013.
- The **125,622 SF** building is net leased to Federal Express Corporation.
- The building was constructed for the tenant in 1997, features 28' clear, and has 32 loading doors.
- Adjacent to Interstate 70 and Indianapolis International Airport.
- **In 2022**, the tenant **extended** the lease for 5 years with a **24% increase in rent**. The lease calls for 3% annual increases.
- In 2023, the property was refinanced with a new 10 year loan
  - $3.9M in incremental mortgage proceeds resulting from this new loan based on the appreciated asset value and increased rent.

Purchase Price	$ 9,270,000
Mortgage	(8,750,000)
Net Equity Invested	$ 520,000
Current Base Rent	$ 873,000
Interest Expense – 5.91%	(514,000)
Net Cash to OLP	$ 359,000
Return on Equity	**69.03%**



PACE
FedEx

Federal Express Corporation – Indianapolis, IN

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26 1. Real Estate fundamentals focused company 2. Disciplined track record through economic cycles 3. Strong emphasis on industrial properties 4. Alignment of interest – significant insider ownership SUMMARY – WHY OLP?

APPENDICES

TOP TENANTS’ PROFILES

FEDEX– TENANT PROFILE

- Tenant: Operating Subsidiaries of **FedEx Corporation** (NYSE: FDX)(Source: Tenant's website)
  - World's largest express transportation company with service to more than 220 countries
  - FedEx Ground Package System, Inc. is the leading North American provider for ground and small package delivery and operates over 600 facilities and 100,000 vehicles
  - Total assets of $88.1 billion and stockholders' equity of $26.8 billion at 11/30/2023



FedEx – Lowell, AR (Northwest Arkansas MSA)

- **6 properties** represents **5.5%** of 2024 contractual rental income and **678,595 SF**

% of Contractual Rental Income

- Lowell, AR: 1.7%
- Delport, MO: 1.2%
- Indianapolis, IN: 1.2%
- Durham, NC: 0.6%
- Pinellas Park, FL: 0.4%
- Miamisburg, OH: 0.4%

- Representative: **FedEx – Lowell, AR**
  - Location: 400N Goad Springs Road, **Lowell, AR**
  - Features 240,469 SF of warehouse space, and over 7,900 SF of office space
  - Building: **248,370 SF** on **30.18 acres** of land
  - Lease expires July 23, **2027**

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HAVERTYS FURNITURE – TENANT PROFILE

- Tenant: **Havertys Furniture Companies, Inc.** (NYSE: HVT) (Source: Tenant's website)
  - Full-service home furnishing retailer founded in 1885
  - Public company since 1929
  - 120 showrooms in 16 states in the Southern and Midwestern regions
  - Total assets of $654 million and stockholders' equity of $308 million at 12/31/2023


HAVER
FURNI

Havertys – Cedar Park, TX (Austin MSA)

- Represents **4.7%** of 2024 contractual rental income
- **8 properties** aggregating **436,782 SF**
  - Wichita, KS
  - Lexington, KY
  - Amarillo, TX
  - Newport News, VA
  - Tyler, TX
  - Richmond, VA
  - Cedar Park (Austin), TX
  - Bluffton (Hilton Head), SC
- Generally, leases expire from August 2026 through August 2031.

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NORTHERN TOOL & EQUIPMENT– TENANT PROFILE

- Tenant: **Northern Tool & Equipment**
  (Source: Tenant's website)
  - Distributor and retailer of industrial grade and personal use power tools and equipment
  - Over 120 retail stores in the U.S.
  - Class A, 30' clearance building is situated 18 miles south of downtown **Charlotte, NC** off Interstate-77
- Represents **4.3%** of 2024 contractual rental income
- Location: 1850 Banks Road, Fort Mill, SC
  - Building: **701,595 SF** on **40.0 acres** of land
  - Lease expires April 30, **2029**



Northern Tool & Equipment – Fort Mill, SC



Huntersville
Rural Hill Nature Preserve
Mt Holly
Charlotte
Kilborne District Park
Matthews
McDowell Nature Preserve
Pineville
Tega Cay
Weddington
Rock Hill
Waxhaw
I-77 96,000 Traffic Count
SUBJECT PROPERTY
1850 Banks Road, Fort Mill, SC
NORTHERN TOOL + EQUIPMENT
Energizer
New 877,200 SF D.C Facility under Construction
Dave Lyle Blvd
Confederate Park
Spencer Park
ROSS DRESS FOR LESS
New 1.2 Million SF D.C Facility
West Marine
765,000 SF D.C Facility
N

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INVESTOR PRESENTATION 31

NARDA HOLDINGS, INC. – TENANT PROFILE

- Tenant: **NARDA Holdings, Inc.**
  (Source: Tenant's website)
  - L3 Technologies, Inc., (a wholly owned subsidiary of L3 Harris Technologies, Inc. (NYSE: LHX)) assigned this lease to NARDA Holdings and L3 continues as an obligor under such lease.
    - NARDA was founded more than 60 years ago
  - L3 Harris is a US based defense technology company
  - L3 Harris Technologies, Inc. has a public market cap of $39 billion as of 4/3/2024



NARDA Holdings, Inc. – Hauppauge, NY

- Represents **4.1%** of 2024 contractual rental income
- Location: 435 Moreland Road, Hauppauge, NY
  - Building: **201,614 SF** on **12.4 acres**
  - Lease expires September 30, **2033**


50,000 Daily Traffic
31,000 Daily Traffic
SUBJECT PROPERTY
435 Moreland Rd
Hauppauge, NY
L3
178,000 Daily Traffic
Long Island Expressway North Service Rd
Long Island Expy
Northern State Pkwy
Wireless Blvd
Modular Ave
Oser Ave
Davids Dr
Florida Ave
Vanderbilt Pkwy
495
67

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
32

LA FITNESS – TENANT PROFILE

- Tenant: **LA Fitness International, LLC**
  (Source: Tenant's website)
  - Operates over 550 clubs in 23 states and Canada
  - Founded in 1984 and is headquartered in Irvine, CA
- **3 properties** represents **3.7%** of 2024 contractual rental income and **141,663 SF**

% of Contractual Rental Income

- Secaucus, NJ: 2.1%
- Tucker, GA: 1.4%
- Hamilton, OH: 0.2%


LA FITNESS
SIGNATURE CLUB
LA FITNESS

LA Fitness – Secaucus, NJ

- Representative: **LA Fitness – Secaucus, NJ**
  - Location: 485 Harmon Meadow Blvd, **Secaucus, NJ**; 4 miles west of Manhattan;
  - Features 2 million SF of office space, 7 hotels and over 1 million SF of retail space
  - Building: **44,863 SF** on **1.23 acres** of land
  - Lease expires February 28, **2030**


North Bergen
Guttenberg
West New York
Union City
Manhattan
Hoboken
New York City
Marshalls
KOHL'S

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION 33

GAAP RECONCILIATION

GAAP RECONCILIATION

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO

	YEARS ENDED DECEMBER 31,			
	2023	2022	2021	2020
GAAP net income attributable to One Liberty Properties, Inc.	**$1.38**	**$1.99**	**$1.85**	**$1.33**
Add: depreciation & amortization of properties	1.13	1.09	1.06	1.12
Add: our share of depreciation & amortization of unconsolidated JVs	0.02	0.02	0.03	0.03
Add: impairment loss	-	-	-	0.02
Add: our share of impairment loss of unconsolidated JV property	0.04	-	-	-
Add: amortization of deferred leasing costs	0.03	0.03	0.02	0.02
Deduct: gain on sale of real estate	(0.80)	(0.79)	(1.21)	(0.85)
Add/Deduct: equity in loss (earnings) from sale of unconsolidated JVs	0.01	-	(0.04)	(0.01)
Adjustments for non-controlling interests	0.01	-	0.01	-
NAREIT funds from operations per share of common stock	**$1.82**	**$2.34**	**$1.72**	**$1.66**
Deduct: straight-line rent accruals & amortization of lease intangibles	(0.13)	(0.16)	(0.06)	(0.08)
Deduct: lease termination fee income	-	-	(0.03)	-
Deduct: other income and income on settlement of litigation	(0.01)	(0.25)	-	-
Deduct: additional rent from ground lease tenant	-	(0.22)	-	-
Deduct: income on insurance recoveries from casualty loss	-	(0.04)	(0.03)	(0.02)
Add: amortization of restricted stock compensation	0.25	0.26	0.26	0.23
Add: amortization & write-off of deferred financing costs	0.04	0.05	0.05	0.05
Add: amortization of lease incentives and mortgage intangible assets	0.02	-	-	-
Add: prepayment costs on debt	-	-	0.04	0.06
Adjusted funds from operations per share of common stock	**$1.99**	**$1.98**	**$1.95**	**$1.90**

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION

35

NON - GAAP FINANCIAL MEASURES One Liberty compute funds from operations, or FFO, in accordance with the “White Paper on Funds From Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT’s related guidance. FFO is defined in the White Paper as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write - downs of certain real estate assets and investments in entities where the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. In computing FFO, One Liberty does not add back to net income the amortization of costs in connection with its financing activities or depreciation of non - real estate assets. One Liberty computes adjusted funds from operations, or AFFO, by adjusting from FFO for our straight - line rent accruals and amortization of lease intangibles, deducting from income, additional rent from ground lease tenant, income on settlement of litigation, income on insurance recoveries from casualties, lease termination and assignment fees, and adding back amortization of restricted stock and restricted stock unit compensation expense, amortization of costs in connection with its financing activities (including our share of our unconsolidated joint ventures), debt prepayment costs and amortization of lease incentives and mortgage intangible assets. Since the NAREIT White Paper does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another. One Liberty believes that FFO and AFFO are useful and standard supplemental measures of the operating performance for equity REITs and are used frequently by securities analysts, investors and other interested parties in evaluating equity REITs, many of which present FFO and AFFO when reporting their operating results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate assets, which assumes that the value of real estate assets diminish predictability over time. In fact, real estate values have historically risen and fallen with market conditions. As a result, management believes that FFO and AFFO provide a performance measure that when compared year over year, should reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs and other matters without the inclusion of depreciation and amortization, providing a perspective that may not be necessarily apparent from net income. Management also considers FFO and AFFO to be useful in evaluating potential property acquisitions. FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. FFO and AFFO should not be considered an alternative to net income as a reliable measure of our operating performance; nor should FFO and AFFO be considered an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO and AFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization, capital improvements and distributions to stockholders. Management recognizes that there are limitations in the use of FFO and AFFO. In evaluating our performance, management is careful to examine GAAP measures such as net income and cash flows from operating, investing and financing activities. 36 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N